                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             The Chile Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 27, 2000
                               -----------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of the funds listed above (each a "Fund" and together, the "Funds") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017, on Thursday, April 27, 2000, commencing at the following times:

The Indonesia Fund, Inc. ("IF")..................................   2:00 p.m.
The Chile Fund, Inc. ("CH")......................................   2:30 p.m.

    The meetings are being held to consider and vote on the following matters for each Fund as described in the accompanying joint proxy statement (the "Joint Proxy Statement") and such other matters as may properly come before the meetings or any adjournments thereof:

                     PROPOSALS
                     ---------
 1.   Election of Directors.
 2.   Ratification of PricewaterhouseCoopers
      LLP as independent public accountants
      for the fiscal year ending December 31,
      2000.

    The close of business on February 25, 2000 has been fixed as the record date for the determination of the shareholders of CH entitled to notice of, and to vote at, the meeting of CH. The close of business on March 17, 2000 has been fixed as the record date for the determination of the shareholders of IF entitled to notice of, and to vote at, the meeting of IF.

    This notice and related proxy material are first being mailed on or about April 3, 2000.

                                          By order of each Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                  SECRETARY OF EACH FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING

Dated: April 3, 2000
New York, New York

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                 (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                         JOINT PROXY STATEMENT FOR THE
                        ANNUAL MEETINGS OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 27, 2000
                               -----------------

    This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017, on Thursday, April 27, 2000 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card or cards (the "Proxy") accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., administrator to the Funds (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by each of the Funds and which will receive a fee of approximately $5,000 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about April 3, 2000.

    The principal executive office of CSAM is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 575 Lexington Avenue, New York, New York 10022.

    The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 1999 have previously been furnished to the shareholders of the respective Funds. The reports are not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants, and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before a Meeting. Any shareholder giving a Proxy has the right to attend a Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by a Fund prior to the time it is voted.

    In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy, and Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 25, 2000 for CH and
March 17, 2000 for IF, the following number of Shares of each Fund were issued and outstanding:

CH........................................  14,327,901   Shares
IF........................................   4,608,989   Shares

    This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own Shares of both Funds, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at such Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record Shares in both of the Funds will receive a package containing a Joint Proxy Statement and Proxies for each Fund in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns Shares in both Funds may receive two packages each containing a Joint Proxy Statement and a Proxy for each Fund in which such shareholder is a beneficial owner. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

    In order that your Shares may be represented, you are requested to:
    -- indicate your instructions on the Proxy or Proxies;
    -- date and sign the Proxy or Proxies;
    -- mail the Proxy or Proxies promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy or Proxies to be received before the commencement of the applicable Meetings on April 27, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meetings will be the election of directors of the Funds. Unless otherwise described below, each nominee is a current director whose term expires on the date of the Meetings and, if elected, will serve until the 2003 Annual Meetings of the Funds and hold office for a term of three years and until his successor is elected and qualified. Each Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Mr. C. Oscar Morong, Jr. resigned from the Board of IF in August 1999 and another IF director, Mr. Peter J. Kaplan, passed away in January 2000. At a meeting held on March 21, 2000, the Board of IF appointed Mr. Enrique R. Arzac to the IF Board to fill the vacancy created by the resignation of Mr. Morong and nominated and recommended to shareholders Mr. Lawrence J. Fox to fill the vacancy on the IF Board created by the passing of Mr. Kaplan. Prior to such date, independent director Richard H. Francis met separately with Messrs. Arzac and Fox and independently recommended their appointment and nomination to the full Board.

    The following identifies the nominees for election to the Boards of the Funds. Information with respect to such nominees is set forth further below.

CH:   Enrique R. Arzac (three-year term)            IF:   Enrique R. Arzac (three-year term)
                                                          Lawrence J. Fox (two-year term)
                                                          William W. Priest, Jr. (three-year term)

    Each nominee has indicated an intention to serve if elected and has consented to being named in this Joint Proxy Statement. Each nominee or director who is deemed an "interested person" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the following table. Messrs. Priest and Watt are interested persons of the Funds by virtue of their positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Boards of the Funds, the directors of the Funds and the executive officers and directors of the Funds as a group. Each of the nominees, the directors and the executive officers of the Funds has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the executive officers and directors of each Fund as a group owns less than one percent of the outstanding Shares of such Fund.

                                 SHARES                                       LENGTH OF SERVICE AS
                              BENEFICIALLY                                     DIRECTOR AND TERM          MEMBERSHIP ON BOARDS
                                OWNED ON     CURRENT PRINCIPAL OCCUPATION        OF MEMBERSHIP            OF OTHER REGISTERED
                              FEBRUARY 29,     AND PRINCIPAL EMPLOYMENT           ON BOARDS OF          INVESTMENT COMPANIES AND
        NAME (AGE)                2000        DURING THE PAST FIVE YEARS           THE FUNDS            PUBLICLY HELD COMPANIES
---------------------------   ------------   ----------------------------     --------------------      ------------------------
Dr. Enrique R. Arzac         CH: 1,000       Professor of Finance and      CH: since 1996; current     Director of nine other
  (58) ....................  IF: 1,000       Economics, Graduate School    term ends at the 2000       CSAM-advised investment
  Columbia University                        of Business, Columbia         annual meeting.             companies; Director of The
  Graduate School of                         University (1971-present).    IF: since March 2000; cur-  Adams Express Company;
  Business                                                                 rent term ends at the 2000  Director of Petroleum and
  New York, NY 10027                                                       annual meeting.             Resources Corporation.

James J. Cattano (56) .....  CH: 292         President, Primary Re-        CH: since 1989;             Director of five other
  55 Old Field Point Road                    source Inc. (an interna-      current term ends at the    CSAM-advised investment
  Greenwich, CT 06830                        tional trading/chemical       2002 annual meeting.        companies.
                                             processing company spe-
                                             cializing in the sale of
                                             agricultural and industrial
                                             commodities throughout Latin
                                             American markets)
                                             (10/96-present); President,
                                             Atlantic Fertilizer &
                                             Chemical Company (an
                                             international trading com-
                                             pany specializing in the
                                             sale of agricultural com-
                                             modities in Latin American
                                             markets)(10/91-10/96).

Lawrence J. Fox (56) ......  IF: --          Partner of Drinker Bid-                   --              Director of two other
  One Logan Square                           dle & Reath (since 1976);                                 CSAM-advised investment
  18th & Cherry Streets                      Former Managing Partner of                                companies.
  Philadelphia, PA 19103                     Drinker Biddle & Reath
                                             (1992-1998).

Richard H. Francis (67) ...  IF: 1,000       Currently retired; Execu-     IF: since 1990;             Director of forty-six
  40 Grosvenor Road                          tive Vice President and       current term ends at the    other CSAM-advised
  Short Hills, NJ 07078                      Chief Financial Officer of    2001 annual meeting.        investment companies.
                                             Pan Am Corporation and Pan
                                             American World Airways, Inc.
                                             (1988-1991).

                                 SHARES                                       LENGTH OF SERVICE AS
                              BENEFICIALLY                                     DIRECTOR AND TERM          MEMBERSHIP ON BOARDS
                                OWNED ON     CURRENT PRINCIPAL OCCUPATION        OF MEMBERSHIP            OF OTHER REGISTERED
                              FEBRUARY 29,     AND PRINCIPAL EMPLOYMENT           ON BOARDS OF          INVESTMENT COMPANIES AND
        NAME (AGE)                2000        DURING THE PAST FIVE YEARS           THE FUNDS            PUBLICLY HELD COMPANIES
---------------------------   ------------   ----------------------------     --------------------      ------------------------
George W. Landau (80) .....  CH: 1,000       Senior Advisor, Latin         CH: since 1989;             Director of six other
  Two Grove Isle Drive                       America Group, The            current term ends at the    CSAM-advised investment
  Coconut Grove, FL 33133                    Coca-Cola Company             2001 annual meeting.        companies;
                                             (1988-present); President of                              Director of Emigrant
                                             the Americas Society and                                  Savings Bank; Director of
                                             Council of the Americas                                   GAM Funds, Inc.
                                             (7/85-10/93); United States
                                             Ambassador to Venezuela
                                             (1982-1985); United States
                                             Ambassador to Chile
                                             (1977-1982) and United
                                             States Ambassador to
                                             Paraguay (1972-1977).

William W. Priest, Jr.*      CH: 1,000       Chairman-Management           CH: since 1997;             Director of fifty-five
  (58) . .                   IF: --          Committee, Chief Executive    current term ends at the    other CSAM-advised in-
  153 East 53rd Street                       Officer and Executive         2001 annual meeting.        vestment companies.
  New York, NY 10022                         Director of CSAM              IF: since 1990;
                                             (12/90-present).              current term ends at the
                                                                           2000 annual meeting.

Richard W. Watt* (41) .....  CH: 700         Managing Director of CSAM     CH: since 1997;             Director of six other
  153 East 53rd Street                       (7/96-present); Senior Vice   current term ends at the    CSAM-advised invest-
  New York, NY 10022                         President of CSAM             2002 annual meeting.        ment companies.
                                             (8/95-7/96); Head of Emerg-
                                             ing Markets Investments and
                                             Research at Gartmore In-
                                             vestment Limited
                                             (11/92-6/95); Director of
                                             Kleinwort Benson Interna-
                                             tional Investment
                                             (5/87-10/92).

All directors and
  executive officers as a
  group
  CH (10):................       3,992
  IF (8):.................       2,000

    During the fiscal year ended December 31, 1999, each director who is not a director, officer, partner, co-partner or employee of CSAM, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by CH and IF during the fiscal year 1999 to all such unaffiliated directors was $30,500 and $20,500, respectively. During the fiscal year 1999, the Board of CH and IF convened 6 and 4 times, respectively. Each director, except William W. Priest, Jr. (with respect to IF), attended at least seventy-five percent of the aggregate number of meetings of the Boards and any committees on which he served.

    The Funds' Audit Committees are composed of directors who are not interested persons of the Funds. Messrs. Arzac, Cattano and Landau are the members of the Audit Committee of CH; Messrs. Arzac and Francis are the members of the Audit Committee of IF. The Audit Committee of each of CH and IF convened twice during the fiscal year 1999. The Audit Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. The directors constituting each Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committees did not meet during the fiscal year ended December 31, 1999. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the relevant Fund. Neither of the Funds has a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that for the fiscal year ended December 31, 1999, all filings applicable to such persons were complied with.

    The following table shows certain information about the executive officers of the Funds other than Messrs. Priest and Watt, who are described above. Mr. Priest is the Chairman of the Board of each of the Funds and President of IF and was elected to such positions in May 1997. Mr. Watt is President and Chief Investment Officer of CH. He has been an officer of CH since August 15, 1995. Ms. Alejos has been an Investment Officer of CH since November 4, 1997. Mr. Aranowicz has been an Investment Officer of CH since November 9, 1999.
Mr. Hrabchak has been Chief Investment Officer of IF since November 17, 1998. Mr. Rayos has been an Investment Officer of IF since November 17, 1999. Mr. Liebes was elected Senior Vice President of CH on August 12, 1997 and IF on August 6, 1997. Mr. Pignataro has served as Chief Financial Officer for CH since 1991 and Secretary for CH since 1989. He was elected Secretary of IF on February 5, 1997 (after having held a previous position with IF since 1990).
Mr. Del Guercio was elected to his office as Vice President of CH on August 12, 1997 and IF on August 6, 1997.

    Each executive officer will hold office until a successor has been elected. All executive officers of the Funds are employees of and are compensated by CSAM. The Funds have no bonus, profit sharing, pension or retirement plans.

                                          SHARES
                                       BENEFICIALLY
                                         OWNED ON                                      CURRENT PRINCIPAL OCCUPATION
                                       FEBRUARY 29,                                      AND PRINCIPAL EMPLOYMENT
             NAME               AGE        2000            POSITION WITH FUNDS          DURING THE PAST FIVE YEARS
             ----               ----   ------------        -------------------        ------------------------------
Emily Alejos .................   36   CH: --          Investment Officer of CH        Director of CSAM
  153 East 53rd Street                                                                (1/99-present); Vice President
  New York, NY 10022                                                                  of CSAM (4/97-1/99); Vice
                                                                                      President of Bankers Trust Co.
                                                                                      (8/93-3/97).

Yarek Aranowicz ..............   36   CH: --          Investment Officer of CH        Vice President of CSAM
  153 East 53rd Street                                                                (3/98-present); Director of
  New York, NY 10022                                                                  Research for Europe and the
                                                                                      Middle East, Trans- National
                                                                                      Research Corporation
                                                                                      (12/95-2/98); Analyst, John
                                                                                      Hancock Financial Services
                                                                                      (5/92-6/95).

                                          SHARES
                                       BENEFICIALLY
                                         OWNED ON                                      CURRENT PRINCIPAL OCCUPATION
                                       FEBRUARY 29,                                      AND PRINCIPAL EMPLOYMENT
             NAME               AGE        2000            POSITION WITH FUNDS          DURING THE PAST FIVE YEARS
             ----               ----   ------------        -------------------        ------------------------------
Robert Hrabchak ..............   36   IF: --          Chief Investment Officer of IF  Director of CSAM
  153 East 53rd Street                                                                (1/99-present); Vice President
  New York, NY 10022                                                                  of CSAM (6/97-1/99); Senior
                                                                                      Portfolio Manager, Merrill
                                                                                      Lynch Asset Management,
                                                                                      Hong-Kong (1/95-5/97);
                                                                                      Associate, Salomon Brothers
                                                                                      Inc (4/93-1/95).

Raoul H. Rayos ...............   34   IF: --          Investment Officer of IF        Vice President of CSAM
  153 East 53rd Street                                                                (5/99-present); Senior Asian
  New York, NY 10022                                                                  Equity Analyst, Merrill Lynch
                                                                                      Asset Management (2/94-4/99).

Hal Liebes ...................   35   CH: --          Senior Vice President           Managing Director and General
  153 East 53rd Street                IF: --                                          Counsel of CSAM
  New York, NY 10022                                                                  (12/99-present); Director and
                                                                                      General Counsel of CSAM
                                                                                      (3/97-12/99); Vice President
                                                                                      and Counsel, Lehman Brothers,
                                                                                      Inc. (6/96-3/97); Vice
                                                                                      President and Legal Counsel,
                                                                                      CSAM (6/95-6/96); Chief Com-
                                                                                      pliance Officer, CS First
                                                                                      Boston Investment Management
                                                                                      (3/94-6/95).

Michael A. Pignataro .........   40   CH: --          Chief Financial Officer and     Vice President of CSAM
  153 East 53rd Street                IF: --          Secretary                       (12/95-present); Assistant
  New York, NY 10022                                                                  Vice President and Chief
                                                                                      Administrative Officer for
                                                                                      Investment Companies of CSAM
                                                                                      (9/89-12/95).

Rocco A. Del Guercio .........   36   CH: --          Vice President                  Assistant Vice President of
  153 East 53rd Street                IF: --                                          CSAM (1/99-present);
  New York, NY 10022                                                                  Administrative Officer for
                                                                                      CSAM-advised investment
                                                                                      companies (6/96-12/98);
                                                                                      Assistant Treasurer, Bankers
                                                                                      Trust Co.-Fund Administration
                                                                                      (3/94-6/96).

    The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 1999. None of the Funds' executive officers and directors who are also officers or directors of CSAM received any compensation from the Funds for such period.

                                                        PENSION OR
                                                        RETIREMENT                      TOTAL         TOTAL NUMBER
                                                         BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                                        ACCRUED AS     ANNUAL         FUND AND        CSAM-ADVISED
                                     AGGREGATE           PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                                    COMPENSATION           FUND         UPON           PAID TO         COMPANIES
      NAME OF DIRECTOR               FROM FUND           EXPENSES    RETIREMENT       DIRECTORS          SERVED
      ----------------         ----------------------   ----------   ----------   -----------------   ------------
Dr. Enrique R. Arzac ........              CH: $8,000          0          0            $99,500             11

James J. Cattano ............              CH: $8,000          0          0            $61,500              6

Jorge E. Desormeaux(*) ......              CH: $6,500          0          0            $ 6,500              1

Richard H. Francis ..........              IF: $7,000          0          0            $45,250             47

Peter J. Kaplan(*) ..........              IF: $7,000          0          0            $ 7,000              1

George W. Landau ............              CH: $8,000          0          0            $64,000              7

C. Oscar Morong, Jr.(*) .....              IF: $6,500          0          0            $ 6,500              1

--------------
* Mr. Desormeaux resigned from the Board of CH in December 1999. Mr. Morong resigned from the Board of IF in August 1999. Mr. Kaplan passed away in January 2000.

VOTE REQUIRED

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meetings will be the ratification or rejection of the selection by the Boards of PricewaterhouseCoopers LLP as independent public accountants of the Funds for the present fiscal year ending December 31, 2000. At a meeting held on February 7, 2000, the Board of CH, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending
December 31, 2000. At a meeting held on March 21, 2000, the Board of IF, including those directors who are not "interested persons" of IF, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has been independent public accountants for each of the Funds since commencement of operations of the respective Funds, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of PricewaterhouseCoopers LLP will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

VOTE REQUIRED

    Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS

    The Boards are not aware of any other matters that will come before the Meetings. Should any other matter properly come before a Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2001 annual meetings of shareholders, the shareholder proposal must be received by that Fund no later than December 4, 2000. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $2,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

    Pursuant to the By-laws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the relevant Fund c/o Credit Suisse Asset Management, LLC, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022 not later than February 16, 2001; provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from April 27, 2001, the first anniversary of the 2000 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2001 meeting is given or made.

    Any notice by a shareholder to a Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business,
(v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    A Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the advance notice deadline for submission of proposals pursuant to the Fund's By-laws indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of any Fund because they possessed or shared voting or investment power with respect to the Shares of that Fund:

                                                                     NUMBER OF SHARES    PERCENT
FUND  NAME AND ADDRESS                                              BENEFICIALLY OWNED  OF SHARES
----  ----------------                                              ------------------  ----------
CH     *President and Fellows of Harvard College .................          1,932,800     13.5%
           c/o Harvard Management Company, Inc.
           600 Atlantic Avenue
           Boston, MA 02210

--------------
* As stated in a Schedule 13G on file with the Securities and Exchange Commission as of February 14, 2000.

REPORTS TO SHAREHOLDERS

    The Funds send unaudited semi-annual and audited annual reports to their shareholders, including a list of investments held. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THAT FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC, ONE CITICORP CENTER, 153 EAST 53RD STREET, 57TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232) OR AT THE FUNDS' WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                 THE CHILE FUND, INC.

                  --------------------------------------------------------------

                                               THE INDONESIA FUND, INC.

             -------------------------------------------------------------------

   3900-JP-00

                                     PROXY

P                             THE CHILE FUND, INC.
R
O         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X
Y         The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as
     Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Chile Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 27, 2000, and at any adjournments thereof.



----------------                                                ----------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                            SIDE
----------------                                                ----------------


--------------------------------------------------------------------------------

/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

    1. ELECTION OF THE FOLLOWING NOMINEE AS DIRECTOR.
       Enrique R. Arzac (three-year term)

                      FOR            WITHHELD
                      / /              / /


                                                 FOR    AGAINST   ABSTAIN
    2. TO RATIFY THE SELECTION OF                / /      / /       / /
       PRICEWATERHOUSECOOPERS
       LLP AS INDEPENDENT PUBLIC
       ACCOUNTANTS OF THE FUND
       FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2000.

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   / /

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

    Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.


Signature:                Date:         Signature:                Date:
          ---------------      --------            --------------       --------

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